UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2010

MS Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2003-1 CBT)
(Exact name of registrant as specified in its charter)

Delaware	001-16443	13-4026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (212) 761-2520

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.
This current report on Form 8-K relates to the monthly distribution reported to the holders of SATURNS Trust No. 2003-1 CBT, which was made on May 25, 2010

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to the Trust Agreement for the distribution on May 25, 2010.

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SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of America, National Association as successor by merger to LaSalle Bank National Association, in its capacity as Trustee Under the Trust Agreement on behalf of MS Structured Asset Corp., Registrant

Date May 26, 2010	By:	/s/ Vanessa L. Danner
Name: Vanessa L. Danner
Title: Vice President

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